UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

WAYNE SAVINGS BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

Stilwell Value Partners VII, L.P.

Stilwell Activist Fund, L.P.

Stilwell Activist Investments, L.P.

Stilwell Partners, L.P.

Stilwell Value LLC

Joseph Stilwell

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On January 9, 2017, Joseph Stilwell and affiliated entities filed Amendment No. 7 to their Schedule 13D relating to Wayne Savings Bancshares, Inc., a copy of which is filed herewith.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY JOSEPH STILWELL AND OTHER PARTICIPANTS FROM THE STOCKHOLDERS OF WAYNE SAVINGS BANCSHARES, INC. FOR USE AT ITS 2017 ANNUAL MEETING OF STOCKHOLDERS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF WAYNE SAVINGS BANCSHARES, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

CUSIP No. 94624Q101	SCHEDULE 13D	Page 1 of 43

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 7)

WAYNE SAVINGS BANCSHARES, INC.

(Name of Issuer)

Common Stock, par value $0.10 per share

(Title of Class of Securities)

94624Q101

(CUSIP Number)

Mr. Joseph Stilwell

111 Broadway, 12th Floor

New York, New York 10006

Telephone: (212) 269-1551

(Name, Address and Telephone Number of Person

Authorized to Receive Notices and Communications)

January 4, 2017

(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box. ☐

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 94624Q101	SCHEDULE 13D	Page 2 of 43

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Stilwell Value Partners VII, L.P.
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) WC, OO
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: Delaware
Number of Shares Beneficially Owned by Each Reporting Person With	7. Sole Voting Power: 0
8. Shared Voting Power: 269,853
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 269,853
11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 269,853
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 9.7%
14.	Type of Reporting Person (See Instructions) PN

CUSIP No. 94624Q101	SCHEDULE 13D	Page 3 of 43

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Stilwell Activist Fund, L.P.
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) WC, OO
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: Delaware
Number of Shares Beneficially Owned by Each Reporting Person With	7. Sole Voting Power: 0
8. Shared Voting Power: 269,853
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 269,853
11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 269,853
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 9.7%
14.	Type of Reporting Person (See Instructions) PN

CUSIP No. 94624Q101	SCHEDULE 13D	Page 4 of 43

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Stilwell Activist Investments, L.P.
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) WC, OO
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: Delaware
Number of Shares Beneficially Owned by Each Reporting Person With	7. Sole Voting Power: 0
8. Shared Voting Power: 269,853
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 269,853
11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 269,853
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 9.7%
14.	Type of Reporting Person (See Instructions) PN

CUSIP No. 94624Q101	SCHEDULE 13D	Page 5 of 43

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Stilwell Partners, L.P.
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) WC, OO
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: Delaware
Number of Shares Beneficially Owned by Each Reporting Person With	7. Sole Voting Power: 0
8. Shared Voting Power: 269,853
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 269,853
11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 269,853
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 9.7%
14.	Type of Reporting Person (See Instructions) PN

CUSIP No. 94624Q101	SCHEDULE 13D	Page 6 of 43

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Stilwell Value LLC
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) N/A
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: Delaware
Number of Shares Beneficially Owned by Each Reporting Person With	7. Sole Voting Power: 0
8. Shared Voting Power: 269,853
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 269,853
11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 269,853
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 9.7%
14.	Type of Reporting Person (See Instructions) OO

CUSIP No. 94624Q101	SCHEDULE 13D	Page 7 of 43

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Joseph Stilwell
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) N/A
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: United States
Number of Shares Beneficially Owned by Each Reporting Person With	7. Sole Voting Power: 0
8. Shared Voting Power: 269,853
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 269,853
11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 269,853
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 9.7%
14.	Type of Reporting Person (See Instructions) IN

CUSIP No. 94624Q101	SCHEDULE 13D	Page 8 of 43

Item 1. Security and Issuer

This is the seventh amendment (the “Seventh Amendment”) to the original Schedule 13D, which was filed on October 8, 2010 (the “Original Schedule 13D”), amended on May 10, 2011 (the “First Amendment”), on June 27, 2011 (the “Second Amendment”), on August 8, 2011 (the “Third Amendment”), on October 3, 2013 (the “Fourth Amendment”), on November 6, 2013 (the “Fifth Amendment”), and on July 2, 2014 (the “Sixth Amendment”). This Seventh Amendment is being filed jointly by Stilwell Value Partners VII, L.P., a Delaware limited partnership (“Stilwell Value Partners VII”); Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”); Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”); Stilwell Partners, L.P., a Delaware limited partnership (“Stilwell Partners”); Stilwell Value LLC, a Delaware limited liability company (“Stilwell Value LLC”) and the general partner of Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments and Stilwell Partners; and Joseph Stilwell, the managing member of and owner of Stilwell Value LLC. All the filers of this statement are collectively referred to herein as the “Group.”

This statement relates to the common stock (“Common Stock”) of Wayne Savings Bancshares, Inc. (the “Issuer”). The address of the principal executive offices of the Issuer is 151 North Market Street, Wooster, Ohio 44691. The amended joint filing agreement of the members of the Group is attached as Exhibit 7 to this Seventh Amendment.

Item 2. Identity and Background

(a)-(c) This statement is filed by Joseph Stilwell with respect to the shares of Common Stock beneficially owned by Joseph Stilwell, including shares of Common Stock held in the name of Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments, and Stilwell Partners, in Joseph Stilwell’s capacity as the managing member and owner of Stilwell Value LLC, which is the general partner of Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments and Stilwell Partners.

The business address of Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments, Stilwell Partners, Stilwell Value LLC, and Joseph Stilwell is 111 Broadway, 12th Floor, New York, New York 10006.

The principal employment of Joseph Stilwell is investment management. Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments, and Stilwell Partners are private investment partnerships engaged in the purchase and sale of securities for their own accounts. Stilwell Value LLC is in the business of serving as the general partner of Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments, Stilwell Partners and related partnerships.

(d) During the past five years, no member of the Group has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e) During the past five years, no member of the Group has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, Federal or State securities laws or finding any violation with respect to such laws, except as indicated in Schedule A attached hereto.

(f) Joseph Stilwell is a citizen of the United States.

Item 3. Source and Amount of Funds or Other Consideration

Since we last reported purchases and sales of Common Stock (see the Sixth Amendment), Stilwell Activist Fund has expended a total of $230,066 to acquire 18,398 shares of Common Stock. Such funds were provided from Stilwell Activist Fund’s working capital and, from time to time, may be provided in part by margin account loans from subsidiaries of Fidelity Brokerage Services LLC or Morgan Stanley extended in the ordinary course of business.

Since we last reported purchases and sales of Common Stock (see the Sixth Amendment), Stilwell Activist Investments has expended a total of $197,133 to acquire 16,094 shares of Common Stock. Such funds were provided from Stilwell Activist Investments’ working capital and, from time to time, may be provided in part by margin account loans from subsidiaries of Morgan Stanley extended in the ordinary course of business.

All purchases of shares of Common Stock made by the Group using funds borrowed from Fidelity Brokerage Services LLC or Morgan Stanley, if any, were made in margin transactions on their usual terms and conditions. All or part of the shares

CUSIP No. 94624Q101	SCHEDULE 13D	Page 9 of 43

of Common Stock owned by members of the Group may from time to time be pledged with one or more banking institutions or brokerage firms as collateral for loans made by such entities to members of the Group. Such loans generally bear interest at a rate based on the broker’s call rate from time to time in effect. Such indebtedness, if any, may be refinanced with other banks or broker-dealers.

Item 4. Purpose of Transaction

We are filing this Seventh Amendment to announce our nominee and alternate nominee for the Issuer's upcoming election of directors. We are calling for a sale of the Issuer following what we believe have been years of inadequate returns and insufficient improvement in profitability.

Copies of the agreements with our nominees are attached as Exhibits 8, 9 and 10 to this Seventh Amendment.

Our purpose in acquiring shares of Common Stock of the Issuer is to profit from the appreciation in the market price of the shares of Common Stock through asserting shareholder rights. We do not believe the value of the Issuer’s assets is adequately reflected in the current market price of the Issuer’s Common Stock.

THIS SEVENTH AMENDMENT MAY BE DEEMED TO BE SOLICITATION MATERIAL IN RESPECT OF THE SOLICITATION OF PROXIES BY THE GROUP FROM THE ISSUER'S STOCKHOLDERS IN CONNECTION WITH THE ISSUER'S 2017 ANNUAL MEETING. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION BY JOSEPH STILWELL AND OTHER PARTICIPANTS OF PROXIES FROM THE ISSUER'S STOCKHOLDERS FOR USE AT THE ISSUER'S 2017 ANNUAL MEETING OF STOCKHOLDERS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN OUR PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF THE ISSUER AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN OUR PROXY SOLICITATION IS INCLUDED IN APPENDIX A HERETO AND INCORPORATED BY REFERENCE HEREIN.

 Since 2000, affiliates of the Group have filed Schedule 13Ds to report greater than 5% positions in 59 other publicly traded companies. For simplicity, these affiliates are referred to as the “Group”, “we”, “us”, or “our.” In each instance, our purpose has been to profit from the appreciation in the market price of the shares we held by asserting shareholder rights. In each situation, we believed that the values of the companies’ assets were not adequately reflected in the market prices of their shares. Our actions are described below.

I.

Security of Pennsylvania Financial Corp. (“SPN”) - We filed our original Schedule 13D to report our position on May 1, 2000. We scheduled a meeting with senior management to discuss ways to maximize the value of SPN’s assets. On June 2, 2000, prior to the scheduled meeting, SPN and Northeast Pennsylvania Financial Corp. announced SPN’s acquisition.

Cameron Financial Corporation (“Cameron”) - We filed our original Schedule 13D to report our position on July 7, 2000. We exercised our shareholder rights by, among other things, requesting that Cameron management hire an investment banker, demanding Cameron’s list of shareholders, meeting with Cameron’s management, demanding that Cameron invite our representatives to join the board, writing to other shareholders to express our dismay with management’s inability to maximize shareholder value and publishing that letter in the local press. On October 6, 2000, Cameron announced its sale to Dickinson Financial Corp.

Community Financial Corp. (“CFIC”) - We filed our original Schedule 13D to report our position on January 4, 2001, following CFIC’s announcement of the sale of two of its four subsidiary banks and its intention to sell one or more of its remaining subsidiaries. We reported that we acquired CFIC stock for investment purposes. On January 25, 2001, CFIC announced the sale of one of its remaining subsidiaries. We then announced our intention to run an alternate slate of directors at the 2001 annual meeting if CFIC did not sell the remaining subsidiary by then. On March 27, 2001, we wrote to CFIC confirming that CFIC’s management had agreed to meet with one of our proposed nominees to the board. On March 30, 2001, before our meeting took place, CFIC announced its merger with First Financial Corporation.

CUSIP No. 94624Q101	SCHEDULE 13D	Page 10 of 43

Montgomery Financial Corporation (“Montgomery”) - We filed our original Schedule 13D to report our position on February 23, 2001. On April 20, 2001, we met with Montgomery’s management and suggested that they maximize shareholder value by selling the institution. We also informed management that we would run an alternate slate of directors at the 2001 annual meeting unless Montgomery was sold. Eleven days after we filed our Schedule 13D, however, Montgomery’s board amended its bylaws to limit the pool of potential nominees to local persons with a banking relation and to shorten the deadline to nominate an alternate slate. We located qualified nominees under the restrictive bylaw provisions and noticed our slate within the deadline. On June 5, 2001, Montgomery announced that it had hired an investment banker to explore a sale. On July 24, 2001, Montgomery announced its merger with Union Community Bancorp.

Community Bancshares, Inc. (“COMB”) - We filed our original Schedule 13D reporting our position on March 29, 2004. We disclosed that we intended to meet with COMB’s management and evaluate management’s progress in resolving its regulatory issues, lawsuits, problem loans, and non-performing assets, and that we would likely support management if it effectively addressed COMB’s challenges. On November 21, 2005, we amended our Schedule 13D and stated that although we believed that COMB’s management had made progress, COMB’s return on equity would likely remain below average for the foreseeable future, and it should therefore be sold. We also stated that if COMB did not announce a sale before our deadline to solicit proxies for the next annual meeting, we would solicit proxies to elect our own slate. On January 6, 2006, we disclosed the names of our three board nominees. On May 1, 2006, COMB announced its sale to The Banc Corporation.

FedFirst Financial Corporation (“FFCO”) - We filed our original Schedule 13D reporting our position on September 24, 2010. After several meetings with management, FFCO completed a meaningful number of share repurchases, and on April 14, 2014, FFCO announced its sale to CB Financial Services, Inc.

SP Bancorp, Inc. (“SPBC”) - We filed our original Schedule 13D reporting our position on February 28, 2011. On August 9, 2013, we met with management and the chairman to assess the best way to maximize shareholder value. SPBC completed a meaningful number of share repurchases, and on May 5, 2014, SPBC announced its sale to Green Bancorp Inc.

TF Financial Corporation (“THRD”) - We filed our original Schedule 13D reporting our position on November 29, 2012. We met with the CEO and the chairman, encouraging them to focus only on accretive acquisitions and to repurchase shares up to book value. They subsequently did both. On June 4, 2014, THRD announced its sale to National Penn Bancshares, Inc.

Jefferson Bancshares, Inc. (“JFBI”) - We filed our original Schedule 13D reporting our position on April 8, 2013. Our shareholder proposal requesting the board seek outside assistance to maximize shareholder value through actions such as a sale or merger was defeated at JFBI’s 2013 annual meeting. We met with management and the board of directors and told them that we would seek board representation at JFBI’s 2014 annual meeting if JFBI did not announce its sale. JFBI announced its sale on January 23, 2014.

Fairmount Bancorp, Inc. (“FMTB”) - We filed our original Schedule 13D reporting our position on September 21, 2012. On February 25, 2014, we reported our intention to seek board representation at FMTB’s 2015 annual meeting if FMTB did not announce its sale. However, due to the appointment of our representative to another board in the local area, we were unable to nominate our representative at the 2015 election of FMTB directors. We reiterated our intent to seek board representation at the earliest possible time if FMTB was not sold. FMTB’s sale was announced on April 16, 2015.

Harvard Illinois Bancorp, Inc. (“HARI”) - We filed our original Schedule 13D reporting our position on April 1, 2011. In 2012, we nominated a director for election at HARI’s 2012 annual meeting and communicated our belief that HARI should merge with a stronger community bank. Our nominee was not elected, so we nominated a director at HARI’s 2013 annual meeting and stated our position that HARI should be sold. We communicated to stockholders our intent to run a nominee every year until elected, and we nominated a director at HARI’s 2014 annual meeting. Our nominee was not elected, so in April 2015, we began soliciting stockholder votes for our nominee for HARI’s 2015 annual meeting. On May 21, 2015, HARI announced the sale of its subsidiary bank to State Bank in Wonder Lake, IL. We subsequently withdrew our solicitation of proxies for the election of our nominee at HARI’s 2015 annual meeting. The sale of HARI’s subsidiary bank was completed on August 1, 2016. On August 10, 2016, we entered into a settlement agreement with HARI whereby two legacy board members stepped down, and we agreed not to seek board representation through 2017. HARI is implementing a plan of voluntary dissolution.

Eureka Financial Corp. (“EKFC”) - We filed our original Schedule 13D reporting our position on March 28, 2011. We encouraged EKFC to pay special dividends to shareholders and repurchase shares. Management and the board did both, and on September 3, 2015, EKFC announced its sale to NexTier, Inc.

CUSIP No. 94624Q101	SCHEDULE 13D	Page 11 of 43

United-American Savings Bank (“UASB”) - We filed our original Schedule 13D with the Federal Deposit Insurance Corporation reporting our position on May 20, 2013. We believe management and the board acted in good faith to position UASB to maximize shareholder value. After we encouraged them to sell, UASB announced its sale to Emclaire Financial Corp on December 30, 2015.

Polonia Bancorp, Inc. (“PBCP”) - We filed our original Schedule 13D reporting our position on November 23, 2012. After several conversations with the Chairman and CEO, we publicly called for PBCP's sale. On June 2, 2016, PBCP's sale to Prudential Bancorp, Inc. was announced.

Georgetown Bancorp, Inc. (“GTWN”) - We filed our original Schedule 13D reporting our position on July 23, 2012. We encouraged GTWN to maximize shareholder value through share repurchases, and we supported management and the board’s consistent efforts to do so. On October 6, 2016, GTWN announced its sale to Salem Five Bancorp.

II.

HCB Bancshares, Inc. (“HCBB”) - We filed our original Schedule 13D reporting our position on June 14, 2001. On September 4, 2001, we reported that we had entered into a standstill agreement with HCBB, under which HCBB agreed to: (a) add a director selected by us, (b) consider conducting a Dutch tender auction, (c) institute annual financial targets, and (d) retain an investment banker to explore alternatives if it did not achieve its financial targets. On October 22, 2001, our nominee, John G. Rich, Esq., was named to the board. On January 31, 2002, HCBB announced a modified Dutch tender auction to repurchase 20% of its shares. Although HCBB’s outstanding share count decreased by 33% between the filing of our original Schedule 13D and August 2003, HCBB did not achieve the financial target. On August 12, 2003, HCBB announced it had hired an investment banker to assist in exploring alternatives for maximizing shareholder value, including a sale. On January 14, 2004, HCBB announced its sale to Rock Bancshares Inc.

Oregon Trail Financial Corp. (“OTFC”) - We filed our original Schedule 13D reporting our position on December 15, 2000. In January 2001, we met with the management of OTFC to discuss our concerns that management was not maximizing shareholder value, and we proposed that OTFC voluntarily place our representative on the board. OTFC rejected our proposal, and we announced our intention to solicit proxies to elect a board nominee. We demanded OTFC’s shareholder list, but OTFC refused to give it to us. We sued OTFC in Baker County, Oregon, and the court ruled in our favor and sanctioned OTFC. We also sued two OTFC directors alleging that one had violated OTFC’s residency requirement and that the other had committed perjury. Both suits were dismissed pre-trial but we filed an appeal in one suit and were permitted to re-file the other suit in state court. On August 16, 2001, we started soliciting proxies to elect Kevin D. Padrick, Esq. to the board. We argued in our proxy materials that OTFC should have repurchased its shares at prices below book value. OTFC announced the hiring of an investment banker. Then, the day after the 9/11 attacks, OTFC sued us in Portland, Oregon and moved to invalidate our proxies; the court denied the motion and the election proceeded.

On October 12, 2001, OTFC’s shareholders elected our candidate by a two-to-one margin. In the five months after the filing of our first proxy statement (i.e., from August 1 through December 31, 2001), OTFC repurchased approximately 15% of its shares. On March 12, 2002, we entered into a standstill agreement with OTFC. OTFC agreed to: (a) achieve annual targets for return on equity, (b) reduce its current capital ratio, (c) obtain advice from an investment banker regarding annual 10% stock repurchases, (d) re-elect our director to the board, (e) reimburse a portion of our expenses, and (f) withdraw its lawsuit. On February 24, 2003, OTFC and FirstBank NW Corp. announced their merger.

American Physicians Capital, Inc. (“ACAP”) - We filed our original Schedule 13D reporting our position on November 25, 2002. The Schedule 13D disclosed that on January 18, 2002, Michigan’s Insurance Department had approved our request to solicit proxies to elect two directors to ACAP’s board. On January 29, 2002, we noticed our intention to nominate two directors at the 2002 annual meeting. On February 20, 2002, we entered into a three-year standstill agreement with ACAP, providing for ACAP to add our nominee to its board. ACAP also agreed to consider using a portion of its excess capital to repurchase ACAP’s shares in each of the fiscal years 2002 and 2003 so that its outstanding share count would decrease by 15% for each of those years. In its 2002 fiscal year, ACAP repurchased 15% of its outstanding shares; these repurchases were highly accretive to per share book value. On November 6, 2003, ACAP announced a reserve charge and that it would explore options to maximize shareholder value. It also announced that it would exit the healthcare and workers’ compensation insurance businesses. ACAP then announced that it had retained Sandler O’Neill & Partners, L.P., to assist the board. On December 2, 2003, ACAP announced the early retirement of its president and CEO. On December 23, 2003, ACAP named R. Kevin Clinton its new president and CEO.

CUSIP No. 94624Q101	SCHEDULE 13D	Page 12 of 43

On June 24, 2004, ACAP announced that it had decided that the best means to maximize shareholder value would be to shed non-core businesses and focus on its core business line in its core markets. We increased our holdings in ACAP, and we announced that we intended to seek additional board representation. On November 10, 2004, ACAP invited Joseph Stilwell to sit on the board, and we entered into a new standstill agreement. This agreement was terminated in November 2007, with our representatives remaining on ACAP’s board. On May 8, 2008, our representatives were re-elected to three-year terms expiring in 2011. Upon the passage of federal healthcare legislation in 2010, ACAP became concerned about the fundamentals of its business and promptly acted to assess its strategic alternatives. On October 22, 2010, ACAP was acquired by The Doctors Company, and our shares were converted in a cash deal.

SCPIE Holdings Inc. (“SKP”) - We filed our original Schedule 13D reporting our position on January 19, 2006. We announced we would run our slate of directors at the 2006 annual meeting and demanded SKP’s shareholder list. SKP initially refused to timely produce the list, but did so after we sued it in Delaware Chancery Court. We engaged in a proxy contest at the 2006 annual meeting, but SKP’s directors were elected. Subsequently on December 14, 2006, SKP agreed to place Joseph Stilwell on its board. On October 16, 2007, Mr. Stilwell resigned from SKP’s board after it approved a sale of SKP that Mr. Stilwell believed was an inferior offer. We solicited shareholder proxies in opposition to the proposed sale; however, the sale was approved, and our shares were converted in a cash deal.

Colonial Financial Services, Inc. (“COBK”) - We filed our original Schedule 13D reporting our position on August 24, 2011. On December 18, 2013, we reached an agreement with COBK to have a director of our choice appointed to its board of directors. Our nominee, Corissa J. Briglia, joined COBK’s board of directors on March 25, 2014. On September 10, 2014, COBK announced its sale to Cape Bancorp, Inc., and the cash/stock deal was completed on April 1, 2015.

Naugatuck Valley Financial Corporation (“NVSL”) - We filed our original Schedule 13D reporting our position on July 11, 2011. On February 13, 2014, we reported our intention to seek board representation. On March 12, 2014, we reached an agreement with NVSL for our representative to join NVSL's board of directors and for NVSL not to seek approval for stock benefit plans. On June 4, 2015, NVSL announced its sale to Liberty Bank in Middletown, CT, and the cash deal was completed on January 15, 2016.

Fraternity Community Bancorp, Inc. (“FRTR”) - We filed our original Schedule 13D reporting our position on April 11, 2011. We reached an agreement with FRTR, and on November 18, 2014, our representative, Corissa J. Briglia, was appointed to the board of directors. On October 13, 2015, FRTR's sale was announced, and the cash deal was completed on May 13, 2016.

III.

FPIC Insurance Group, Inc. (“FPIC”) - We filed our original Schedule 13D reporting our position on June 30, 2003. On August 12, 2003, Florida’s Insurance Department approved our request to hold more than 5% of FPIC’s shares, to solicit proxies to hold board seats, and to exercise shareholder rights. On November 10, 2003, FPIC invited our nominee, John G. Rich, Esq., to join the board, and we signed a confidentiality agreement. On June 7, 2004, we disclosed that because FPIC had taken steps to increase shareholder value, such as multiple share repurchases, and because its market price increased and reflected fair value in our estimation, we sold our shares in the open market, decreasing our holdings below 5%. Our nominee was invited to remain on the board.

Prudential Bancorp, Inc. of Pennsylvania (“PBIP”) - We filed our original Schedule 13D reporting our position on June 20, 2005. Most of PBIP’s shares were held by the Prudential Mutual Holding Company (the “MHC”), which was controlled by PBIP’s board. The MHC controlled most corporate decisions requiring a shareholder vote, such as the election of directors. However, regulations promulgated by the FDIC previously barred the MHC from voting on PBIP’s management stock benefit plans, and PBIP’s IPO prospectus indicated that the MHC would not vote on the plans. We announced in August 2005 that we would solicit proxies to oppose adoption of the plans as a referendum to place Joseph Stilwell on PBIP’s board. PBIP decided not to put the plans up for a vote at the 2006 annual meeting.

In December 2005, we solicited proxies to withhold votes on the election of directors as a referendum to place Mr. Stilwell on the board. At the 2006 annual meeting, 71% of PBIP’s voting public shares were withheld from voting on management’s nominees.

On April 6, 2006, PBIP announced that just after we had filed our Schedule 13D, it had secretly solicited a letter from

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an FDIC staffer (which it concealed from the public) that the MHC would be allowed to vote in favor of the management stock benefit plans. PBIP also announced a special meeting to vote on the plans. We alerted the Board of Governors of the Federal Reserve System (the “Fed”) about this announcement, and PBIP was directed to seek Fed approval before adopting the plans. On April 19, 2006, PBIP postponed the special meeting. The Fed subsequently followed the FDIC’s position in September 2006. In December 2006, we solicited proxies to withhold votes on the election of PBIP’s directors at the 2007 annual meeting. At the meeting, 75% of PBIP’s voting public shares were withheld. Also during the annual meeting, PBIP’s President and Chief Executive Officer was unable to state the meaning of per share return on equity despite Mr. Stilwell’s holding up a $10,000 check for the charity of the CEO’s choice if he could promptly answer the question. On March 7, 2007, we disclosed that we were publicizing the results of PBIP’s elections and its directors’ unwillingness to hold a democratic vote on the stock plans by placing billboard advertisements throughout Philadelphia.

In December 2007, we filed proxy materials for the solicitation of proxies to withhold votes on the election of PBIP’s directors at the 2008 annual meeting. At the 2008 annual meeting, an average of 77% of PBIP’s voting public shares withheld their votes. Excluding shares held in PBIP’s ESOP, an average of 88% of the voting public shares withheld their votes in this election.

On October 4, 2006, we sued PBIP, the MHC, and the directors of PBIP and the MHC in federal court in Philadelphia seeking an order to prevent the MHC from voting in favor of the management stock benefit plans. On August 15, 2007, the court dismissed some claims, but sustained our cause of action against the MHC as majority shareholder of PBIP for breach of fiduciary duties. Discovery proceeded and all the directors were deposed. Both sides moved for summary judgment, but the court ordered the case to trial, which was scheduled for June 2008. On May 22, 2008, we voluntarily discontinued the lawsuit after determining that it would be more effective and appropriate to pursue the directors on a personal basis in a derivative action. On June 11, 2008, we filed a notice to appeal certain portions of the lower court’s August 15, 2007, order dismissing portions of the lawsuit.

We entered into a settlement agreement and an expense agreement with PBIP in November 2008 under which we agreed to support PBIP’s management stock benefit plans, drop our litigation and withdraw our shareholder demand, and generally support management; and in exchange, PBIP agreed, subject to certain conditions, to repurchase up to three million of its shares (including shares previously purchased), reimburse a portion of our expenses, and either adopt a second step conversion or add our nominee who meets certain qualification requirements to its board if the repurchases were not completed by a specified time.

On March 5, 2010, we reported that our ownership in PBIP had dropped below 5% as a result of open market sales and sales of common stock to PBIP.

Roma Financial Corp. (“ROMA”) - We filed our original Schedule 13D reporting our position on July 27, 2006. Prior to its acquisition by Investors Bancorp, Inc., in December 2013, nearly 70% of ROMA’s shares were held by a mutual holding company controlled by ROMA’s board. In April 2007, we engaged in a proxy solicitation at ROMA’s first annual meeting, urging shareholders to withhold their vote from management’s slate. ROMA did not put their stock benefit plans up for a vote at that meeting. We then met with ROMA management. In the four months after ROMA became eligible to repurchase its shares, it announced and substantially completed repurchases of 15% of its publicly held shares, which were accretive to shareholder value. In our judgment, management came to understand the importance of proper capital allocation. Based on ROMA management’s prompt implementation of shareholder-friendly capital allocation plans, we supported management’s adoption of stock benefit plans at the 2008 shareholder meeting. In our estimation, ROMA’s market price increased and reflected fair value, and we sold our shares in the open market.

First Savings Financial Group, Inc. (“FSFG”) - We filed our original Schedule 13D reporting our position on December 29, 2008. We met with management, after which FSFG announced a stock repurchase plan and began repurchasing its shares. In December 2009, we reported that our beneficial ownership in the outstanding FSFG common stock had fallen below 5%.

Alliance Bancorp, Inc. of Pennsylvania (“ALLB”) - We filed our original Schedule 13D reporting our position on March 12, 2009. When we announced our reporting position, a majority of ALLB’s shares were held by a mutual holding company controlled by ALLB’s board. However, on August 11, 2010, ALLB announced its intention to undertake a second step offering, selling all shares to the public. The plan of conversion and reorganization was approved by depositors at a special meeting held December 29, 2010. We strongly supported ALLB’s action. Following completion of the conversion of Alliance Bank from the mutual holding company structure to the stock holding company structure, we increased our stake with the belief

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that shareholders and ALLB would do well if management focused on profitability. We believe management and the board acted in good faith and took steps to increase shareholder value, such as multiple share repurchases. In our estimation, ALLB’s market price increased and reflected fair value; on November 21, 2013, we disclosed that we sold shares in the open market, decreasing our holdings below 5%.

Standard Financial Corp. (“STND”) - We filed our original Schedule 13D reporting our position on October 18, 2010. We believe management and the board acted in good faith and took steps to increase shareholder value, such as multiple share repurchases. In our estimation, STND’s market price increased and reflected fair value; on March 19, 2013, we disclosed that we sold our shares in the open market, decreasing our holdings below 5%.

Home Federal Bancorp, Inc. of Louisiana (“HFBL”) - We filed our original Schedule 13D reporting our position on January 3, 2011. We believe management and the board acted in good faith and took steps to increase shareholder value, such as multiple share repurchases. In our estimation, the HFBL’s market price increased and reflected fair value; on February 7, 2013, we disclosed that we sold shares in the open market, decreasing our holdings below 5%.

ASB Bancorp, Inc. (“ASBB”) - We filed our original Schedule 13D reporting our position on October 24, 2011. On August 23, 2013, we met with management to assess the best way to maximize shareholder value. We believe management and the board acted in good faith by cleaning up non-performing assets and repurchasing shares, and ASBB’s market price increased to reflect fair value. On July 18, 2014, we disclosed that we sold our shares to ASBB.

United Insurance Holdings Corp. (“UIHC”) - We filed our original Schedule 13D reporting our position on September 29, 2011. On December 17, 2012, we disclosed that we sold shares in the open market, decreasing our holdings below 5%.

United Community Bancorp (“UCBA”) - We filed our original Schedule 13D reporting our position on January 22, 2013. We believe management and the board acted in good faith and took steps to increase shareholder value, such as multiple share repurchases. In our estimation, UCBA’s market price increased to reflect fair value; on November 9, 2015, we disclosed that we sold shares to UCBA, decreasing our holdings below 5%.

West End Indiana Bancshares, Inc. (“WEIN”) - We filed our original Schedule 13D reporting our position on January 19, 2012. We believe management and the board acted in good faith and took steps to increase shareholder value, such as multiple share repurchases. In our estimation, WEIN’s market price increased to reflect fair value; on November 12, 2015, we disclosed that we sold our shares in the open market.

First Financial Northwest, Inc. (“FFNW”) – We filed our original Schedule 13D reporting our position on September 12, 2011. At the Company's 2012 annual meeting, we solicited an overwhelming majority of shareholder votes for our nominee based on our position that Victor Karpiak (then Chairman and CEO) should be removed from the Company and board. After the Company pushed to have our votes invalidated, we sued to enforce our rights. In 2013, we settled with the Company. Our nominee, Kevin Padrick, was seated on the board, and Mr. Karpiak resigned as Chairman. The board later replaced Mr. Karpiak as CEO. We filed two additional lawsuits arising from the invalidation of our votes at the 2012 election, both of which we settled.

Since 2013, we believed management and the board acted in good faith by cleaning up non-performing assets and reaching a moderate level of profitability, and they maximized shareholder value by repurchasing in excess of 40% of FFNW's shares. In our estimation, FFNW's market price increased to reflect fair value; on October 11, 2016, we disclosed that we sold our shares in the open market. Kevin Padrick continued to serve on the board.

Alamogordo Financial Corp. ("ALMG") - We filed our original Schedule 13D reporting our position on May 11, 2015. We urged management and the board to provide meaningful returns to shareholders either through a second-step conversion or by effectuating a shareholder-friendly capital allocation program. On March 7, 2016, ALMG announced and later completed a second-step conversion which we believe maximized shareholder value. On October 14, 2016, we disclosed that we sold shares of the converted Company, Bancorp 34, Inc., in the open market, decreasing our holdings below 5%.

William Penn Bancorp, Inc. (“WMPN”) - We filed our original Schedule 13D reporting our position on May 23, 2008. A majority of WMPN’s shares are held by a mutual holding company controlled by WMPN’s board. We met with management and the board to explain our views on proper capital allocation and following the financial crisis, we continued to urge WMPN to take the steps necessary to maximize shareholder value. On December 3, 2014, WMPN announced and subsequently completed its plan to repurchase 10% of its shares outstanding and further completed several additional share repurchases. We

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believe management and the board acted in good faith to maximize shareholder value through shareholder-friendly capital allocation; on April 11, 2016, we disclosed that we sold shares in the open market, decreasing our holdings below 5%.

Malvern Bancorp, Inc. (“MLVF”) - We filed our original Schedule 13D reporting our position on May 30, 2008. When we announced our reporting position, a majority of MLVF’s shares were held by a mutual holding company controlled by MLVF’s board. On October 26, 2010, we demanded that MLVF pursue a derivative action against its directors for breach of their fiduciary duties. MLVF failed to pursue the action and, on June 3, 2011, we sued MLVF’s directors in Chester County, Pennsylvania, demanding that the court, among other things, order the directors to properly consider pursuing a second step conversion. On November 9, 2011, Judge Howard F. Riley Jr. overruled the director defendants’ preliminary objections to the derivative lawsuit.

On January 17, 2012, MLVF announced its intention to undertake a second step conversion and we withdrew the lawsuit. The conversion and stock offering were completed on October 11, 2012, and our shares were converted into shares of Malvern Bancorp, Inc. On September 5, 2013, we notified MLVF of our intention to nominate John P. O’Grady for election as a director at its 2014 annual meeting, but we later reached an agreement with MLVF for Mr. O’Grady to join its board of directors and executed a standstill agreement. Subsequently, MLVF’s long-standing CEO resigned, its chairman of the board stepped down and several directors resigned from the board of directors. On November 25, 2014, we terminated our standstill agreement with MLVF, including the agreement's performance targets. John P. O'Grady continued to serve as an independent director on the board but no longer as our nominee.

After meeting with the new CEO and the new chairman of the board, we believed that management and the board of directors were focused on maximizing shareholder value and were successful in doing so. On December 7, 2016, we disclosed that we sold shares in the open market, decreasing our holdings below 5%.

FSB Community Bankshares, Inc. (“FSBC”) - We filed our original Schedule 13D reporting our position on October 26, 2015. We urged management and the board to provide meaningful returns to shareholders either through a second-step conversion or by effectuating a shareholder-friendly capital allocation program. On March 3, 2016, FSBC announced and later completed a second-step conversion which we believe maximized shareholder value. On December 9, 2016, we disclosed that we sold shares of the converted Company, FSB Bancorp, Inc., in the open market, decreasing our holdings below 5%.

Pinnacle Bancshares, Inc. (“PCLB”) - We filed our original Schedule 13D reporting our position on September 23, 2014. On November 14, 2014, PCLB announced the continuation of its share repurchase plan and announced a new repurchase plan on May 25, 2016. We believe management and the board acted in good faith to maximize shareholder value through multiple share repurchases. On December 13, 2016, we disclosed that we sold our shares in the open market.

IV.

Kingsway Financial Services Inc. (“KFS”) - We filed our original Schedule 13D reporting our position on November 7, 2008. We requested a meeting with its CEO and chairman to discuss ways to maximize shareholder value and minimize both operational and balance sheet risks, but the CEO was unresponsive. We then requisitioned a special shareholder meeting to remove the CEO and chairman from the KFS board and replace them with our two nominees. On January 7, 2009, we entered into a settlement agreement with KFS whereby, among other things, the CEO resigned from the KFS board and KFS expanded its board from nine to ten seats and appointed our nominees to fill the two vacant seats. By April 23, 2009, the board was reconstituted with just three of the original ten legacy directors remaining. Also, Joseph Stilwell was appointed to fill the vacancy created by the resignation of one of our nominees, Larry G. Swets, Jr., and our other nominee was elected chairman of the board. In addition, the CEO and CFO were fired for incompetence and insubordination.

By November 3, 2009, all of the legacy directors had resigned from the board. On May 27, 2010, Mr. Stilwell and the Group’s other representative were re-elected to the board. On June 1, 2010, Mr. Swets was appointed CEO. During the time the Group has had board representation, KFS has sold non-core assets, repurchased public debt at a discount to face value, sold a credit-sensitive asset, disposed of its subsidiary Lincoln General, substantially reduced its expenses, and reduced other balance sheet and operations risks.

Poage Bankshares, Inc. (“PBSK”) - We filed our original Schedule 13D reporting our position on September 23, 2011. We believed PBSK's board was not focused on maximizing shareholder value and nominated a director for election at PBSK's 2014 annual meeting. Our nominee was not elected, so we nominated a director at PBSK's 2015 annual meeting. On July 21, 2015, our nominee, Stephen S. Burchett, was elected as a director with a mandate to maximize shareholder value. Subsequently,

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the CEO left the company. We believe management and the board are acting in good faith to maximize shareholder value.

Sunshine Financial, Inc. (“SSNF”) - We filed our original Schedule 13D reporting our position on April 18, 2011. We reached an agreement with SSNF, and on February 5, 2016, our representative, Corissa J. Briglia, was appointed to the board of directors.

V.

Wolverine Bancorp, Inc. (“WBKC”) - We filed our original Schedule 13D reporting our position on February 7, 2011. We support WBKC’s consistent efforts to maximize shareholder value through share repurchases and payments of special dividends.

Jacksonville Bancorp, Inc. (“JXSB”) - We filed our original Schedule 13D reporting our position on July 5, 2011. We support JXSB’s consistent efforts to maximize shareholder value through share repurchases and payments of special dividends.

Provident Financial Holdings, Inc. (“PROV”) - We filed our original Schedule 13D reporting our position on October 7, 2011. We support PROV’s consistent efforts to maximize shareholder value through share repurchases.

Sound Financial, Inc. (“SFBC”) – We filed our original Schedule 13D reporting our position on November 21, 2011. We urged management and the board to pursue a second step conversion. On August 22, 2012, Sound Financial Bancorp, Inc. (“SFBC”) announced completion of its second step conversion and our shares of SNFL were converted into shares of SFBC. We support SFBC’s consistent efforts to maximize shareholder value.

IF Bancorp, Inc. (“IROQ”) - We filed our original Schedule 13D reporting our position on March 5, 2012. We believe IROQ is positioned to consistently repurchase its shares, and we have urged management and the board to do so. We believe IROQ must increase its rate of share repurchases while the shares remain below book value.

Hamilton Bancorp, Inc. (“HBK”) - We filed our original Schedule 13D reporting our position on October 22, 2012. We believe HBK's acquisition of FMTB and FRTR is in the best interest of shareholders.

Delanco Bancorp, Inc. (“DLNO”) - We filed our original Schedule 13D reporting our position on October 28, 2013. We believe management and the board are acting in good faith to position DLNO to maximize shareholder value.

Carroll Bancorp, Inc. (“CROL”) - We filed our original Schedule 13D reporting our position on March 17, 2014. We are evaluating management and the board’s actions regarding maximizing shareholder value.

Sugar Creek Financial Corp. (“SUGR”) - We filed our original Schedule 13D reporting our position on April 21, 2014. We believe management and the board have acted in good faith to position SUGR to maximize shareholder value. We have urged management and the board to repurchase shares. To date, SUGR has completed the minimum number of share repurchases to maintain our support.

Seneca-Cayuga Bancorp, Inc. (“SCAY”) - We filed our original Schedule 13D reporting our position on September 15, 2014. We believe SCAY is positioned to provide meaningful returns to its shareholders either through a second-step conversion or by effectuating a shareholder-friendly capital allocation program. We are encouraging management and the board to choose a path that will maximize shareholder value.

MB Bancorp, Inc. (“MBCQ”) - We filed our original Schedule 13D reporting our position on January 9, 2015. We urged management and the board to repurchase shares and on March 30, 2016, MBCQ announced and subsequently completed its plan to repurchase an initial 10% of its shares outstanding. We urge management and the board to complete the recently announced 5% share repurchase plan.

Ben Franklin Financial, Inc. (“BFFI”) - We filed our original Schedule 13D reporting our position on February 9, 2015. We will urge management and the board to repurchase shares as soon as BFFI is permitted.

Central Federal Bancshares, Inc. (“CFDB”) - We filed our original Schedule 13D reporting our position on January 25, 2016. We will urge management and the board to repurchase shares as soon as CFDB is permitted.

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First Federal of Northern Michigan Bancorp, Inc. (“FFNM”) - We filed our original Schedule 13D reporting our position on February 29, 2016. We believe FFNM is positioned to repurchase shares, and we urge management and the board to do so.

VI.

Anchor Bancorp (“ANCB”) - We filed our original Schedule 13D reporting our position on May 7, 2012. We previously urged ANCB to maximize shareholder value by increasing share repurchases or selling the bank. We believe continued poor performance now means that ANCB should be sold as soon as possible to the highest bidder. On August 29, 2016, we entered into a 6-month Standstill Agreement with ANCB in consideration of the board appointing Gordon Stephenson as a director, and we agreed not to seek board representation at the 2016 annual meeting.

HopFed Bancorp, Inc. (“HFBC”) - We filed our original Schedule 13D reporting our position on February 25, 2013. We opposed HFBC's purchase of Sumner Bank & Trust and mailed our proxy materials to HFBC's stockholders on April 5, 2013, seeking election of our nominee as a director at HFBC's 2013 annual meeting. On May 15, 2013, our nominee was elected by a two-to-one margin, and on August 23, 2013, HFBC's acquisition of Sumner Bank & Trust was terminated. Our nominee did not seek re-election for a second term at HFBC's 2016 annual meeting.

VII.

NorthEast Community Bancorp, Inc. (“NECB”) - We filed our original Schedule 13D reporting our position on November 5, 2007. A majority of NECB's shares are held by a mutual holding company controlled by NECB's board.  We opposed the grant of an equity incentive plan for the NECB board, and to this day, the board and management have not received such a plan.  In July of 2010, we delivered a written demand to NECB demanding to inspect its shareholder list, but NECB refused to supply us with the list. We sued NECB in federal court in New York seeking an order compelling compliance. In August of 2010, NECB produced the list of shareholders to us.  In the fall of 2011, we sent a letter to NECB's board of directors demanding that NECB expand the board with disinterested directors to consider a second step conversion. In October of 2011, we filed a lawsuit in New York state court against NECB, the mutual holding company, and their boards of directors, personally and derivatively, for breach of fiduciary duty arising out of failure to fairly consider a second step conversion and alleging conflict of interest.  During the course of a protracted litigation, we deposed every named director including a former director.  Although the New York trial court judge agreed with us in partially granting our motion for summary judgment and finding that upon trial the defendants would bear the burden of the entire fairness standard, the First Department reversed on other grounds; the New York Court of Appeals declined to hear our appeal.

Item 5. Interest in Securities of the Issuer

The percentages used in this filing are calculated based on the number of outstanding shares of Common Stock, 2,781,839, reported as of October 31, 2016, in the Issuer’s Form 10-Q filed with the Securities and Exchange Commission on November 7, 2016.

(A)	Stilwell Value Partners VII

(a)	Aggregate number of shares beneficially owned: 269,853

Percentage: 9.7%

(b)	1. Sole power to vote or to direct vote: 0

2. Shared power to vote or to direct vote: 269,853

3. Sole power to dispose or to direct the disposition: 0

4. Shared power to dispose or to direct disposition: 269,853

(c)	Stilwell Value Partners VII has not purchased or sold any shares of Common Stock in the past 60 days.

(d) Because he is the managing member and owner of Stilwell Value LLC, which is the general partner of Stilwell Value Partners VII, Joseph Stilwell has the power to direct the affairs of Stilwell Value Partners VII, including the voting and disposition of shares of Common Stock held in the name of Stilwell Value Partners VII. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Value Partners VII with regard to those shares of Common Stock.

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(B)	Stilwell Activist Fund

(a)	Aggregate number of shares beneficially owned: 269,853

Percentage: 9.7%

(b)	1. Sole power to vote or to direct vote: 0

2. Shared power to vote or to direct vote: 269,853

3. Sole power to dispose or to direct the disposition: 0

4. Shared power to dispose or to direct disposition: 269,853

(c)	Stilwell Activist Fund has not purchased or sold any shares of Common Stock within the past 60 days.

(d) Because he is the managing member and owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Fund, Joseph Stilwell has the power to direct the affairs of Stilwell Activist Fund, including the voting and disposition of shares of Common Stock held in the name of Stilwell Activist Fund. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Activist Fund with regard to those shares of Common Stock.

(C)	Stilwell Activist Investments

(a)	Aggregate number of shares beneficially owned: 269,853

Percentage: 9.7%

(b)	1. Sole power to vote or to direct vote: 0

2. Shared power to vote or to direct vote: 269,853

3. Sole power to dispose or to direct the disposition: 0

4. Shared power to dispose or to direct disposition: 269,853

(c)	Stilwell Activist Investments has not purchased or sold any shares of Common Stock within the past 60 days.

(d) Because he is the managing member and owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Investments, Joseph Stilwell has the power to direct the affairs of Stilwell Activist Investments, including the voting and disposition of shares of Common Stock held in the name of Stilwell Activist Investments. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Activist Investments with regard to those shares of Common Stock.

(D)	Stilwell Partners

(a)	Aggregate number of shares beneficially owned: 269,853

Percentage: 9.7%

(b)	1. Sole power to vote or to direct vote: 0

2. Shared power to vote or to direct vote: 269,853

3. Sole power to dispose or to direct the disposition: 0

4. Shared power to dispose or to direct disposition: 269,853

(c)	Stilwell Partners has not purchased or sold any shares of Common Stock in the past 60 days.

(d) Because he is the managing member and owner of Stilwell Value LLC, which is the general partner of Stilwell Partners, Joseph Stilwell has the power to direct the affairs of Stilwell Partners, including the voting and disposition of shares of Common Stock held in the name of Stilwell Partners. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Partners with regard to those shares of Common Stock.

(E)	Stilwell Value LLC

(a)	Aggregate number of shares beneficially owned: 269,853

Percentage: 9.7%

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(b)	1. Sole power to vote or to direct vote: 0

2. Shared power to vote or to direct vote: 269,853

3. Sole power to dispose or to direct the disposition: 0

4. Shared power to dispose or to direct disposition: 269,853

(c)	Stilwell Value LLC has made no purchases of shares of Common Stock.

(d) Because he is the managing member and owner of Stilwell Value LLC, Joseph Stilwell has the power to direct the affairs of Stilwell Value LLC. Stilwell Value LLC is the general partner of Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments and Stilwell Partners. Therefore, Stilwell Value LLC may be deemed to share with Joseph Stilwell voting and disposition power with regard to the shares of Common Stock held by Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments and Stilwell Partners.

(F)	Joseph Stilwell

(a)	Aggregate number of shares beneficially owned: 269,853

Percentage: 9.7%

(b)	1. Sole power to vote or to direct vote: 0

2. Shared power to vote or to direct vote: 269,853

3. Sole power to dispose or to direct the disposition: 0

4. Shared power to dispose or to direct disposition: 269,853

(c)	Joseph Stilwell has made no purchases of Common Stock.

Item 6. Contracts, Arrangements, Understandings or Relationships With Respect to Securities of the Issuer

One January 4, 2017, the Group entered into separate nominee agreements (each, a “Nominee Agreement” and together, the “Nominee Agreements”) with Stephen S. Burchett and Mark D. Alcott (collectively, the “Nominees”), pursuant to which each Nominee has agreed, should the Group so elect, to stand for election to the Issuer’s board of directors at the Issuer’s 2017 annual stockholder meeting and to serve as director if elected. Pursuant to the Nominee Agreements, the Group has agreed to (i) grant Stephen S. Burchett an option to purchase up to 50,000 shares of Common Stock, (ii) to reimburse all of each Nominee’s actual out-of-pocket expenses incurred in connection with the nomination process and (iii) indemnify each Nominee for any damages and expenses incurred in connection with his nomination for director of the Issuer. The foregoing summary of the Nominee Agreements is qualified in its entirety by reference to the full text of the Nominee Agreements, copies of which are filed as Exhibits 8 and 10 hereto and are incorporated by reference herein.

Other than the Nominee Agreements, the Amended Joint Filing Agreement filed as Exhibit 7 hereto, and the Stock Option Agreement with Stephen S. Burchett filed as Exhibit 9 hereto, there are no contracts, arrangements, understandings or relationships among the persons named in Item 2 hereof and between such persons and any person with respect to any securities of the Issuer, including but not limited to transfer or voting of any of the securities, finders’ fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, divisions of profits or losses, or the giving or withholding of proxies, except for sharing of profits. Stilwell Value LLC, in its capacity as general partner of Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments and Stilwell Partners, and Joseph Stilwell, in his capacity as the managing member and owner of Stilwell Value LLC, are entitled to an allocation of a portion of profits.

See Items 1 and 2 above regarding disclosure of the relationships between members of the Group, which disclosure is incorporated herein by reference.

Item 7. Material to be Filed as Exhibits

Exhibit No.	Description
1	Joint Filing Agreement, dated October 8, 2010, filed with the Original Schedule 13D
2	Amended Joint Filing Agreement, dated May 9, 2011, filed with the First Amendment
3	Amended Joint Filing Agreement, dated June 24, 2011, filed with the Second Amendment
4	Letter to the Issuer’s Chairman of the Board, dated August 4, 2011, filed with the Third Amendment

CUSIP No. 94624Q101	SCHEDULE 13D	Page 20 of 43

5	Amended Joint Filing Agreement, dated October 3, 2013, filed with the Fourth Amendment
6	Amended Joint Filing Agreement, dated July 2, 2014, filed with the Sixth Amendment
7	Amended Joint Filing Agreement, dated January 9, 2017
8	Nominee Agreement, dated January 4, 2017, with Nominee Stephen S. Burchett
9	Stock Option Agreement, dated January 4, 2017, with Nominee Stephen S. Burchett
10	Nominee Agreement, dated January 4, 2017, with Alternate Nominee Mark D. Alcott

CUSIP No. 94624Q101	SCHEDULE 13D	Page 21 of 43

SIGNATURES

After reasonable inquiry and to the best of our knowledge and belief, we certify that the information set forth in this statement is true, complete and correct.

Date: January 9, 2017

STILWELL VALUE PARTNERS VII, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Megan Parisi
	By:	Megan Parisi
Member

STILWELL ACTIVIST FUND, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Megan Parisi
	By:	Megan Parisi
Member

STILWELL ACTIVIST INVESTMENTS, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Megan Parisi
	By:	Megan Parisi
Member

STILWELL PARTNERS, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Megan Parisi
	By:	Megan Parisi
Member

STILWELL VALUE LLC

/ s/ Megan Parisi
By:	Megan Parisi
Member

JOSEPH STILWELL

/s/ Joseph Stilwell*
Joseph Stilwell

*/s/ Megan Parisi
Megan Parisi
Attorney-In-Fact

CUSIP No. 94624Q101	SCHEDULE 13D	Page 22 of 43

APPENDIX A

IDENTITY OF PARTICIPANTS

The participants in this solicitation are anticipated to include Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”); Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”); Stilwell Value Partners VII, L.P., a Delaware limited partnership (“Stilwell Value Partners VII”); Stilwell Partners, L.P., a Delaware limited partnership (“Stilwell Partners”); Stilwell Value LLC, a Delaware limited liability company (“Stilwell Value LLC”); and Joseph Stilwell (collectively, the “Beneficial Owners”), as well as Stephen S. Burchett (the “Nominee”) and Mark D. Alcott (the “Alternate Nominee,” and collectively, with the Beneficial Owners and the Nominee, the “Participants” and each a “Participant”).

The Participants intend to enter into a Joint Filing and Solicitation Agreement in which, among other things, (i) the Participants will agree to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of Wayne Savings Bancshares, Inc. (the “Corporation”); and (ii) the Participants will agree to solicit proxies or written consents for the election of the Nominee, or any other person(s) nominated by Stilwell Activist Investments, including the Alternate Nominee, to the Board of Directors of the Corporation at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”).

Each of the Participants in this solicitation, as a member of a “group” for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may be deemed to beneficially own the shares of common stock, par value $0.10 per share, of the Corporation (“Common Stock”) owned in the aggregate by the other members of the group. Each of the Participants specifically disclaims beneficial ownership of such shares of Common Stock, except to the extent of its or his pecuniary interest therein.

With respect to each Participant, other than as disclosed herein, such Participant is not and, within the past year, was not a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, except for sharing of profits. Stilwell Value LLC, in its capacity as general partner of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners, and Joseph Stilwell, in his capacity as the managing member and sole owner of Stilwell Value LLC, are entitled to an allocation of a portion of profits. With respect to each Participant, other than as disclosed below, neither such Participant nor any of such Participant’s associates has any arrangement or understanding with any person with respect to (i) any future employment by the Corporation or its affiliates or (ii) any future transactions to which the Corporation or any of its affiliates will or may be a party.

Except as otherwise set forth herein, (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Corporation; (iii) no Participant owns any securities of the Corporation which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Corporation during the past two years; (v) no part of the purchase price or market value of the securities of the Corporation owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Corporation, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Corporation; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Corporation; (ix) no Participant or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Corporation’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Corporation or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Corporation or its affiliates, or with respect to any future transactions to which the Corporation or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or

CUSIP No. 94624Q101	SCHEDULE 13D	Page 23 of 43

otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Corporation; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Corporation to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Corporation. There are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Corporation or any of its subsidiaries or has a material interest adverse to the Corporation or any of its subsidiaries. With respect to each of the Participants, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

Security Ownership of Beneficial Owners

The table below shows the number of shares of Common Stock held in accounts of the listed entities or individuals.

Title of Class	Name of Owner	Direct Beneficial Ownership	Percent of Class (1)

Common Stock	Stilwell Activist Investments	147,817	5.3%

Common Stock	Stilwell Activist Fund	20,213	0.7%

Common Stock	Stilwell Value Partners VII	75,407	2.7%

Common Stock	Stilwell Partners	26,416	1.0%

(1) The percentages are calculated based on the number of outstanding shares of Common Stock, 2,781,839, reported as the number of outstanding shares as of October 31, 2016, in the Corporation’s Form 10-Q filed with the Securities and Exchange Commission on November 7, 2016 (the “Third Quarter 2016 Earnings Report”).

Stilwell Value LLC, as the general partner of each of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners, may be deemed the beneficial owner of the 269,853 shares of Common Stock owned in the aggregate by Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners. Mr. Stilwell, as the managing member and sole owner of Stilwell Value LLC, may be deemed the beneficial owner of the 269,853 shares of Common Stock owned in the aggregate by Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners.

Each of the Participants disclaims beneficial ownership with respect to the shares of Common Stock reported owned in this notice except to the extent of its or his pecuniary interest therein.

Security Ownership of Nominees

The Nominee and Alternate Nominee do not directly or indirectly own any shares of Common Stock. Except as described below under “Interest of Certain Persons in Matters to be Acted Upon,” the Nominee and Alternate Nominee do not own any securities of the Corporation.

Description of Beneficial Ownership and Beneficial Owners

Joseph Stilwell is the managing member and sole owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners. The business address of each Beneficial Owner is 111 Broadway, 12th Floor, New York, New York 10006.

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The principal employment of Joseph Stilwell is investment management, and he serves as the managing member and sole owner of Stilwell Value LLC. Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners are private investment partnerships engaged in the purchase and sale of securities for their own accounts. Stilwell Value LLC is in the business of serving as the general partner of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, Stilwell Partners, and related partnerships.

Because he is the managing member and sole owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners, Joseph Stilwell has the power to direct the affairs of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners, including the voting and disposition of shares of Common Stock held in the name of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners with regard to those shares of Common Stock.

The Beneficial Owners may be deemed to beneficially own, in the aggregate, 269,853 shares of Common Stock, representing approximately 9.7% of the Corporation’s outstanding shares of Common Stock (based upon the 2,781,839 shares of Common Stock reported as the number of outstanding shares as of October 31, 2016, in the Corporation’s Third Quarter 2016 Earnings Report). The Beneficial Owners have an interest in the election of directors at the Corporation’s Annual Meeting as shareholders.

Two Year Summary Table

The following table indicates the date of each purchase and sale of shares of Common Stock by each Participant within the past two years and the number of shares of Common Stock in each purchase and sale.

Name	Date	Shares of Common Stock Purchased/(Sold)[1]
Stilwell Activist Investments	07/23/2015	2,000
Stilwell Activist Investments	08/13/2015	2,600
Stilwell Activist Investments	10/19/2015	4,989
Stilwell Activist Investments	10/22/2015	4,911
Stilwell Activist Investments	01/14/2016	460	*
Stilwell Activist Investments	03/11/2016	966
Stilwell Activist Investments	03/14/2016	167
Stilwell Activist Fund	05/15/2015	1,360
Stilwell Activist Fund	05/18/2015	47
Stilwell Activist Fund	05/19/2015	1,680
Stilwell Activist Fund	05/20/2015	1,913
Stilwell Activist Fund	07/23/2015	3,000
Stilwell Activist Fund	01/14/2016	(460	)*

* Represents an internal transfer.

1 Funds for share purchases were provided from time to time in part by margin account loans from subsidiaries of Morgan Stanley extended in the ordinary course of business. All purchases of shares of Common Stock using funds borrowed from Morgan Stanley, if any, were made in margin transactions on their usual terms and conditions. All or part of the shares of Common Stock owned by the Beneficial Owners may from time to time be pledged with one or more banking institutions or brokerage firms as collateral for loans made by such entities to such entities. Such loans generally bear interest at a rate based on the broker's call rate from time to time in effect. Such indebtedness, if any, may be refinanced with other banks or broker-dealers. There is currently no indebtedness outstanding secured by shares of Common Stock held by the Beneficial Owners.

CUSIP No. 94624Q101	SCHEDULE 13D	Page 25 of 43

Interest of Certain Persons in Matters to be Acted Upon

Neither the Nominee nor the Alternate Nominee is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, except as set forth below.

The Beneficial Owners and the Nominee are parties to an agreement whereby, among other things, the Nominee has agreed to be nominated for election to the Board of Directors of the Corporation at the Annual Meeting, and the Beneficial Owners have agreed to reimburse Nominee for his expenses incurred in connection with his nomination for election to the Board of Directors and to indemnify and hold the Nominee harmless from and against all damages and claims that may arise in connection with being nominated for election to the Board of Directors. The Beneficial Owners and the Nominee are also parties to an agreement pursuant to which the Beneficial Owners have issued to the Nominee an option to purchase up to 50,000 shares of Common Stock owned by the Beneficial Owners, subject to certain terms and conditions, including the Nominee’s election or appointment to the Board of Directors of the Corporation.

The Beneficial Owners and the Alternate Nominee are parties to an agreement whereby, among other things, the Alternate Nominee has agreed to be nominated for election to the Board of Directors of the Corporation at the Annual Meeting if the Nominee is unable to serve as a director, and the Beneficial Owners have agreed to reimburse the Alternate Nominee for his expenses incurred in connection with his nomination for election to the Board of Directors and to indemnify and hold him harmless from and against all damages and claims which may arise in connection with being nominated for election to the Board of Directors.

The Nominee and Alternate Nominee have an interest in the election of directors at the Annual Meeting pursuant to the agreements described above. The Beneficial Owners have an interest in the election of directors at the Annual Meeting directly or indirectly through the ownership of shares described under “Description of Beneficial Ownership and Beneficial Owners” above.

Except as otherwise set forth herein, neither the Nominee, the Alternate Nominee, nor any of their associates has any arrangement or understanding with any person with respect to any future employment with the Corporation or its affiliates or with respect to any future transactions to which the Corporation or any of its affiliates will or may be a party.

Information About the Nominee and Alternate Nominee

Set forth below is certain information regarding the Nominee and Alternate Nominee required by Article I, Section 6(c) of the Corporation’s By-laws (“By-Laws”). The Beneficial Owners believe that the Nominee and Alternate Nominee presently are, and if elected as a director of the Corporation, each would be, an “independent director” within the meaning of (i) paragraph (a)(1) of Item 407 of Regulation S-K, (ii) NASDAQ Listing Rule 5605 and (iii) Section 301 of the Sarbanes-Oxley Act of 2002.

CUSIP No. 94624Q101	SCHEDULE 13D	Page 26 of 43

The following information was provided by the Nominee and Alternate Nominee, which each has certified as correct:

A. Name, Age, Business Address and Residence Address

Name	Age	Business Address	Residence Address
Stephen S. Burchett	50	949 3rd Avenue, 3rd Floor Huntington, WV 25701	5024 King Richard Ct Ashland, KY 41101

Mark D. Alcott	49	519 E. 10th Ave.	1340 College Street
		Bowling Green, KY 42101	Bowling Green, KY 42101

B. Business Experience During the Past Five Years

Stephen S. Burchett: Mr. Burchett has been a partner with the law firm of Offutt Nord Burchett, PLLC since 2002, where he has been named one of The Best Lawyers in America™. Mr. Burchett has successfully represented a wide range of clients in complex litigation throughout Central Appalachia. He is the only attorney practicing in the Tri-State who is board-certified by the American Board of Professional Liability Attorneys. Mr. Burchett is originally from Morehead, KY and currently resides in Ashland, KY. He attended the University of Virginia on the prestigious Jefferson Scholarship and received his law degree from the University of Kentucky where he was president of the Student Bar Association. He has also served as a representative to the Kentucky Bar Association Board of Governors. Since July 2015, Mr. Burchett has served on the Board of Directors of Poage Bankshares, Inc. (NASDAQ:PBSK), the savings and loan holding company for Town Square Bank, where he currently serves on the Nominating Committee and the Compensation Committee. Mr. Burchett is also on the Town Square Bank Board of Directors. He is not employed by any parent, subsidiary or other affiliate of the Corporation.

Stilwell Activist Investments believes Mr. Burchett is qualified to serve on the Corporation’s Board of Directors given his board experience at both Poage Bankshares, Inc. and Town Square Bank, together with his extensive management and business experience, and experience advising and providing legal guidance to boards of directors and officers.

Mark D. Alcott: Mr. Alcott has served as Managing Partner of the law firm Harlin, Parker, Alcott & Chaudoin PSC for the past nineteen years, where he represents, among other clients, regional and national banks on commercial transactions and in litigation.  He began his career as an attorney with the law firm over twenty years ago.  Mr. Alcott also serves as a director of H.P.R., Inc., a real estate holdings company, a position he has held since 1997. He previously served from 2005 to 2006 as Bowling Green City Commissioner tasked with improving internal controls. In addition, Mr. Alcott has served as a director of various non-profit organizations. Mr. Alcott earned his J.D. from the University of Kentucky and his B.S. in Agri-Business with Minors in Economics and Business Administration from Western Kentucky University. He is not employed by any parent, subsidiary or other affiliate of the Corporation.

Stilwell Activist Investments believes Mr. Alcott is qualified to serve on the Corporation’s Board of Directors given his extensive management and business experience and expertise, together with his significant experience serving as legal counsel for regional and national banks.

CUSIP No. 94624Q101	SCHEDULE 13D	Page 27 of 43

C. Other Information Indicating Qualifications of the Nominee and Alternate Nominee Under Article II, Section 10 of the By-laws

Each of the Nominee and Alternate Nominee is under the age of seventy-five (75) and as such, is qualified to serve as a director of the Corporation under Article II, Section 10 of the By-laws.

Neither the delivery of the Notice of Intent to Nominate dated January 5, 2017, including any Exhibits thereto (the “Notice”), nor any delivery by the Participants of additional information to the Corporation from and after the date hereof shall be deemed to constitute an admission by the Participants or any of their respective affiliates (if any) that such delivery is required or that each and every item or any item of information is required or as to the legality or enforceability of any notice requirement or any other matter, or a waiver by the Participants or any of their respective affiliates (if any) of their right to contest or challenge, in any way, the validity or enforceability of any notice requirement or any other matter (including actions taken by the Board of Directors of the Corporation in anticipation of, or following receipt of, the Notice).  Furthermore, the Notice assumes that the Board of Directors will nominate a total of two director nominees for election to the Board of Directors at the Annual Meeting, and if the Board of Directors of the Corporation increases the number of directors to be nominated and elected at the Annual Meeting or a special meeting called for a similar purpose, the Participants reserve the right to add additional director nominees in respect of each such additional directorship.  The Participants reserve the right to correct and/or supplement any statement or other information set forth in the Notice.

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EXHIBIT 7

AMENDED JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of the Issuer and further agree that this Amended Joint Filing Agreement be included as an Exhibit to such joint filings.

Date: January 9, 2017

STILWELL VALUE PARTNERS VII, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Megan Parisi
	By:	Megan Parisi
Member

STILWELL ACTIVIST FUND, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Megan Parisi
	By:	Megan Parisi
Member

STILWELL ACTIVIST INVESTMENTS, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Megan Parisi
	By:	Megan Parisi
Member

STILWELL PARTNERS, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Megan Parisi
	By:	Megan Parisi
Member

STILWELL VALUE LLC

/ s/ Megan Parisi
By:	Megan Parisi
Member

JOSEPH STILWELL

/s/ Joseph Stilwell*
Joseph Stilwell

*/s/ Megan Parisi
Megan Parisi
Attorney-In-Fact

CUSIP No. 94624Q101	SCHEDULE 13D	Page 29 of 43

Exhibit 8

NOMINEE AGREEMENT

This Nominee Agreement is made this 4th day of January 2017, by and among Stilwell Activist Investments, L.P., Stilwell Activist Fund, L.P., Stilwell Value Partners VII, L.P., and Stilwell Partners, L.P. (collectively, the “Stilwell Funds”), and their General Partner, Stilwell Value LLC (“Stilwell Value” and together with the Stilwell Funds, “The Stilwell Group”), having their principal places of business at 111 Broadway, 12th Floor, New York, NY 10006, and Stephen S. Burchett, an individual with offices at 949 Third Avenue, Third Floor, Huntington, WV 25701 (“Nominee”).

WHEREAS, The Stilwell Group and its affiliates are the beneficial owners of shares of common stock (“Common Stock”) of Wayne Savings Bancshares, Inc. (“WAYN”), may solicit proxies to elect one or more nominees to WAYN’s Board of Directors (the “Board”) at the 2017 annual stockholders meeting (the “Meeting”), and wish to nominate Nominee for election to the Board at the Meeting;

WHEREAS, Nominee desires and agrees to be nominated for and to sit on the Board if elected at the Meeting for a term to expire at the 2020 annual stockholders meeting and until his respective successor is duly elected and qualified;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.        Nominee hereby agrees to have his name placed in nomination by The Stilwell Group as its nominee for election to the Board, and for that purpose, understands and agrees that The Stilwell Group will solicit proxies from stockholders to cause Nominee to be elected. Simultaneously with the execution of this Agreement, Nominee shall deliver his written consent to The Stilwell Group to be named in The Stilwell Group’s proxy statement and to serve as a director of WAYN if elected, a copy of which is attached hereto as Exhibit A. Nominee understands that The Stilwell Group retains the right to determine whether Nominee will be its alternate or actual nominee and will so advise Nominee of its determination prior to the solicitation of proxies. Nominee understands that an alternate nominee may become the actual nominee if the actual nominee does not stand for election.

2.        (a) Nominee hereby represents and warrants to The Stilwell Group that he has executed and delivered to The Stilwell Group a Confidential Director Questionnaire and hereby certifies that the contents thereof are true and correct and that he will promptly notify The Stilwell Group of any change in such contents.

(b) Notwithstanding anything to the contrary contained herein or in the Stock Option Agreement, defined below, Nominee hereby agrees that in the event of any breach or misrepresentation by Nominee of any of his obligations, agreements or representations contained herein or in the Stock Option Agreement (i) the Option (as defined and granted in the Stock Option Agreement) shall be null and void; and (ii) Nominee shall not be entitled to exercise the

CUSIP No. 94624Q101	SCHEDULE 13D	Page 30 of 43

Option or be entitled to any payments hereunder or under the Stock Option Agreement, defined below.

3.        Nominee hereby represents and warrants to The Stilwell Group that he will not acquire, directly or indirectly, any WAYN Common Stock, whether beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) or of record, from the date hereof until the conclusion of the Meeting and that he has notified all business partners, associates, family members and other entities or individuals with which he might share such beneficial ownership of WAYN Common Stock that no WAYN Common Stock may be purchased during such time.

4.        The Stilwell Group agrees to reimburse all of Nominee’s actual out-of-pocket expenses incurred in connection with the nomination process until the conclusion of the Meeting, including telephone, postage, and travel.

5.        The Stilwell Group will grant Nominee an option to purchase up to Fifty Thousand (50,000) shares of Common Stock, on a proportional basis from the Stilwell Funds, on the terms and conditions set forth in that certain Stock Option Agreement, dated as of the date hereof, between the parties hereto, and annexed hereto as Exhibit B (the “Stock Option Agreement”).

6.        Nominee and The Stilwell Group agree that in the event Nominee is elected as a director of WAYN, nothing in this Agreement shall be construed as affecting Nominee’s ability to act independently with respect to his responsibilities and decisions as a director which shall be governed by applicable law and subject to Nominee’s fiduciary duty to the stockholders of the Company.

7.        The Stilwell Group hereby indemnifies and holds Nominee harmless for all damages and expenses incurred in connection with agreeing to have his name placed in nomination and to have proxies solicited in order to elect him to the Board (the “Solicitation”); provided, however, that Nominee will not be entitled to indemnification for claims arising from his gross negligence, willful misconduct, intentional and material violations of law, criminal actions or material breach of the terms of this Agreement; provided further, that upon his becoming a director of WAYN, this indemnification shall not apply to any claims made against him in his capacity as a director of WAYN. This indemnification will include any and all losses, liabilities, damages, demands, claims, suits, actions, judgments, or causes of action, assessments, costs and expenses, including, without limitation, interest, penalties, reasonable attorneys’ fees, and any and all reasonable costs and expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, any civil, criminal, administrative or arbitration action, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation asserted against, resulting, imposed upon, or incurred or suffered by Nominee, directly or indirectly, as a result of or arising from the Solicitation and any related transactions (each, a “Loss”). In the event of a claim against Nominee or the occurrence of a Loss, Nominee shall give The Stilwell Group notice thereof no later than ten (10) days after Nominee has knowledge of such claim or Loss (provided that failure to promptly notify The Stilwell Group shall not relieve it from any liability which it may have on account of this Section 7, except to the extent it shall

CUSIP No. 94624Q101	SCHEDULE 13D	Page 31 of 43

have been materially prejudiced by such failure). The Stilwell Group retains the sole right to select and retain counsel for Nominee and shall reimburse Nominee for all Losses suffered as provided herein.

8.        The obligations of The Stilwell Group under this Agreement are contingent upon The Stilwell Group’s determination, in its sole discretion, after final completion of a due diligence review of Nominee’s background, that Nominee is a suitable candidate for the Board.

9.         Nominee understands that this Agreement may be publicly disclosed by The Stilwell Group.

/s/ Megan Parisi
Megan Parisi on behalf of The Stilwell Group

/s/ Stephen S. Burchett
Stephen S. Burchett, Nominee

CUSIP No. 94624Q101	SCHEDULE 13D	Page 32 of 43

EXHIBIT A

CONSENT OF PROPOSED NOMINEE

I, Stephen S. Burchett, hereby consent to be named and described as a nominee for election as a director of Wayne Savings Bancshares, Inc. (“WAYN”), in the proxy statement and other related written materials and public filings of Stilwell Activist Investments, L.P., Stilwell Activist Fund, L.P., Stilwell Value Partners VII, L.P., and Stilwell Partners, L.P., and their respective affiliates (“The Stilwell Group”) to be used in connection with The Stilwell Group’s solicitation of proxies from the stockholders of WAYN, for use in voting at the 2017 annual meeting of stockholders of WAYN (the “Annual Meeting”), and I hereby consent and agree to serve as a director of WAYN if elected at the Annual Meeting.

/s/ Stephen S. Burchett
Stephen S. Burchett

Dated: January 4, 2017

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Exhibit 9

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (this “Agreement”) is made and entered into as of January 4, 2017, by and among Stilwell Activist Investments, L.P., Stilwell Activist Fund, L.P., Stilwell Value Partners VII, L.P., and Stilwell Partners, L.P. (collectively, the “Stilwell Funds”), and their General Partner, Stilwell Value LLC (together with the Stilwell Funds, the “Stilwell Group”), having their principal place of business at 111 Broadway, 12th Floor, New York, NY 10006, and Stephen S. Burchett, an individual having a place of business at 949 Third Avenue, Third Floor, Huntington, WV 25701 (the “Optionee”).

WHEREAS, the Stilwell Group beneficially owns shares of the common stock, par value $.01 per share, of Wayne Savings Bancshares, Inc. (the “Common Stock”), a Delaware corporation (“WAYN”);

WHEREAS, the Stilwell Group, and its affiliates, may solicit proxies for one or more nominees for election to the Board of Directors of WAYN (the “Board”) at its 2017 annual meeting of stockholders (the “Meeting”);

WHEREAS, Optionee has consented to his nomination by the Stilwell Group to the Board as a nominee or an alternate nominee and has concurrently entered into a Nominee Agreement with the Stilwell Group (the “Nominee Agreement”); and

WHEREAS, in consideration of the agreements of Optionee in the Nominee Agreement to stand for election to the Board and to serve as a director of WAYN if elected, the Stilwell Group considers it desirable and in its best interests for the Optionee to be granted the option to purchase up to an aggregate of Fifty Thousand (50,000) shares of the Common Stock owned by the Stilwell Funds (the “Option Shares”) from the Stilwell Funds, upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the adequacy of which is hereby acknowledged, and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.           Grant of Option. The Stilwell Funds hereby grant to the Optionee the right and option (the “Option”) to purchase the Option Shares on the terms and conditions set forth herein. The Option shall vest and become exercisable as set forth in Section 4.

2.           Purchase Price. The purchase price per share of the Option Shares covered by the Option shall be equal to $15.22 per Option Share (subject to adjustment as provided in Section 7 below) (the “Purchase Price”).

3.           Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

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(a)       “Change-in-Control” means the occurrence of any of the following:

(i)	the sale, transfer, conveyance or other disposition in one or a series of related transactions, of all or substantially all of the assets of WAYN and its subsidiaries taken as a whole to any person or entity; or

(ii)	WAYN consolidates with, or merges with or into, any entity pursuant to a transaction in which the Common Stock is converted into or exchanged for cash or for shares of common stock of the acquiring entity or its parent; provided that such stock is listed on the New York Stock Exchange, the highest tier of The Nasdaq Stock Market, or a United States national securities exchange of comparable stature.

(b)       “Option Expiration Date” shall mean the date which is the earlier of (i) ten business days following the Transaction Date (as defined in Section 3(d) below) or (ii) three years after the Vesting Date (as defined in Section 3(f) below), or such other date as the parties mutually agree in writing.

(c)       “Option Threshold Event” shall mean that (i) Optionee shall have been elected at the Meeting and is seated on the Board by reason of the solicitation of proxies by the Stilwell Group; or (ii) Optionee is officially seated on the Board by invitation of WAYN, to which invitation the Stilwell Group consents in writing.

(d)       “Transaction Date” shall mean the date on which a transaction resulting in a Change-in-Control has been consummated.

(e)       “Transaction Price” means the value in dollars received by stockholders of WAYN with respect to each share of Common Stock in connection with any transaction resulting in a Change-in-Control.

(f)       “Vesting Date” shall mean the day after the Meeting is held.

4.           Vesting and Exercisability of the Option. The Option shall vest and become exercisable as follows:

(a)       the Option shall vest with respect to Five Thousand (5,000) Option Shares (the “First Option”) immediately upon execution of this Agreement and shall be exercisable on or after the Vesting Date, in whole or in part, until the Option Expiration Date, provided that prior to the Vesting Date, the Option Threshold Event has occurred.

(b)       the Option shall vest with respect to the remaining Forty-Five Thousand (45,000) Option Shares (the “Second Option”) on the Vesting Date, provided that prior to the

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Vesting Date, the Option Threshold Event has occurred, and shall be exercisable, in whole or in part, only on or after the Transaction Date until the Option Expiration Date.

5.           Method of Exercising Option.

(a)        The Optionee may exercise the Option, in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Stilwell Group accompanied by payment (if applicable) of the full Purchase Price for the Option Shares being purchased. The notice of exercise, accompanied by such payment (if applicable), shall be delivered to the Stilwell Group at its principal business office. The date on which the notice is given to the Stilwell Group is hereinafter referred to as the “Date of Exercise.” In no event may the Option granted hereunder, or an portion thereof, be exercised for a fraction of an Option Share.

(b)        The Optionee may pay the Purchase Price in one of the following manners:

(i) Cash Exercise. The Optionee shall deliver the Purchase Price to the Stilwell Group by certified check or bank check or wire transfer of immediately available funds; or

(ii) Cashless Exercise. The Optionee shall surrender the Option to the Stilwell Group together with a written notice of cashless exercise in which event the Stilwell Group shall issue to the Optionee the number of Option Shares (or shares of another entity into or for which the Option Shares have been converted or exchanged pursuant to a Change-in-Control transaction) determined as follows:

X = (Y* (A-B))/A

where:

X = the number of Option Shares to be issued to the Optionee;

Y = the number of Option Shares with respect to which this Option is being exercised;

A = the Transaction Price; and

B = the Purchase Price (as adjusted to the date of such calculation).

In the event the Option Shares are to be converted into or exchanged for shares of another entity in the Change-in-Control transaction, “A” in the above formula shall be deemed equal to the average of the closing sale prices of such other entity’s shares for the five (5) trading days immediately prior to the Transaction Date.

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(c)        As soon as practicable after receipt by the Stilwell Group of a notice of exercise and of payment (if applicable) in full of the Purchase Price of all the Option Shares with respect to which the Option has been exercised, the Stilwell Funds shall transfer the Option Shares (or shares of another entity into or for which the Option Shares have been converted or exchanged pursuant to a Change-in-Control transaction) being purchased to the Optionee.

(d)        Notwithstanding Section 5(b) and (c) above, if (i) the Transaction Price is to be paid in cash pursuant to the terms of the Change-in-Control transaction or (ii) the parties mutually agree, upon receipt of Optionee’s written notice of exercise, and without payment in full of the Purchase Price of the Option Shares with respect to which the notice of exercise relates, the Stilwell Funds shall pay to Optionee an amount in cash equal to the excess of the Transaction Price over the Purchase Price multiplied by the number of Option Shares.

6.           Termination of Option.

(a)       Except as otherwise stated herein, the First Option shall terminate on the Option Expiration Date and cease to be outstanding for any vested Option Shares for which the First Option has not been exercised.

(b)       Except as otherwise stated herein, the Second Option shall terminate and cease to be outstanding for any vested Option Shares for which the Second Option has not been exercised upon the earlier of (i) the Option Expiration Date or (ii) the first to occur of the following events, unless the Stilwell Group otherwise elects in writing:

(1) In the event of Optionee becoming ineligible to be elected to the Board for any reason; or

(2) In the event of Optionee’s resignation or removal from the Board.

7.           Adjustments. If prior to the exercise of the Option, WAYN shall have effected one or more stock splits, reverse stock splits, stock dividends, stock combinations, reclassifications, recapitalizations or similar events, the number of Option Shares subject to this Agreement and the Purchase Price shall be equitably adjusted as determined by the Stilwell Group in good faith. The Stilwell Group shall give notice of each adjustment or readjustment of the Purchase Price or the number of Option Shares to the Optionee. If prior to the exercise of the Option, the Optionee is granted any options or restricted shares by WAYN, the number of Options hereunder shall be reduced by one Option Share for every two option shares granted by WAYN to Optionee and by one Option Share for every two restricted shares granted by WAYN to Optionee.

8.           Restrictions. The holder of the Option, by acceptance thereof, represents, warrants and covenants that the Option and the right to purchase the Option Shares is personal to the holder and shall not be transferred to any other person, other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Optionee may, at any time and from time to time, transfer his rights under the Option and the right to purchase the Option Shares in accordance with the terms of this Agreement to his spouse or children, or to a trust created by the

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Optionee for the exclusive benefit of the Optionee or his immediate family or to a corporation or other entity controlled by the Optionee and in which the Optionee or members of his immediate family beneficially own all of the economic interests.

9.           No Rights as Optionee. Nothing contained herein shall be construed to confer upon the Optionee any right to be nominated by the Stilwell Group to the Board or, if elected to the Board, to continue to serve on the Board.

10.         Compliance with Laws and Regulations. The exercise of the Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Stilwell Group and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which the Common Stock may be listed for trading at the time of such exercise and issuance. The Stilwell Group is not obligated, and will have no liability for failure, to issue or deliver any Option Shares upon exercise of the Option unless such issuance or delivery would comply with the applicable laws.

11.         Withholding. In the event that the Optionee elects to exercise the Option, and if the Stilwell Funds shall be required to withhold any amounts by reason of any federal, state or local tax laws, rules or regulations in respect of the issuance of Option Shares to the Optionee pursuant to the Option, the Stilwell Funds shall be entitled to deduct and withhold such amounts from any payments to be made to the Optionee. In any event, the Optionee shall make available to the Stilwell Funds promptly when requested by the Stilwell Funds sufficient funds to meet the requirements of such withholding and the Stilwell Funds shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Stilwell Funds out of any funds or property due or to become due to the Optionee. Notwithstanding the foregoing, the Optionee may request the Stilwell Funds not to withhold any or all of the amounts otherwise required to be withheld; provided that the Optionee provides the Stilwell Funds with sufficient documentation as may be required by federal, state or local tax laws, rules or regulations supporting his request that such amount is not required to be withheld, in which case the Stilwell Funds may, in its reasonable discretion, reduce such withholding amounts to the extent permitted by applicable laws, rules and regulations.

12.         Validity and Construction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

13.         Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to its subject matter, namely the grant of options to acquire Common Stock, including but not limited to any options previously granted by the Stilwell Group to Optionee to purchase Common Stock, all of which shall be deemed terminated, and constitutes and supersedes all prior agreements, representations and understandings of the parties, written or oral.

14.         Amendment. This Agreement may be amended only in writing signed on behalf of the Stilwell Group and the Optionee.

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15.         Notices. Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, or overnight courier, addressed as follows: if to the Stilwell Group, at its business office address set forth at the beginning of this Agreement, Attention: Ms. Megan Parisi, or at such other address as the Stilwell Group by notice to the Optionee may designate in writing from time to time; and if to the Optionee, at his address set forth at the beginning of this Agreement, or at such other address as the Optionee by notice to the Stilwell Group may designate in writing from time to time. Notices shall be effective upon receipt.

16.         Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

17.         Reservation and Ownership of Option Shares. At all times during the period the Option is exercisable, the Stilwell Funds shall own and make available for transfer on exercise of the Option a number of shares of Common Stock necessary to satisfy their obligations under the terms of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

Stilwell Group

By:	/s/ Joseph Stilwell
Joseph Stilwell, in his capacity as managing member of the general partner of the entities within the Stilwell Group

Optionee

/s/ Stephen S. Burchett
Stephen S. Burchett

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Exhibit 10

NOMINEE AGREEMENT

This Nominee Agreement is made this 4th day of January 2017, by and among Stilwell Activist Investments, L.P., Stilwell Activist Fund, L.P., Stilwell Value Partners VII, L.P., and Stilwell Partners, L.P. (collectively, the “Stilwell Funds”), and their General Partner, Stilwell Value LLC (“Stilwell Value” and together with the Stilwell Funds, “The Stilwell Group”), having their principal places of business at 111 Broadway, 12th Floor, New York, NY 10006, and Mark D. Alcott, an individual with offices at 519 E. 10th Avenue, Bowling Green, KY 42101 (“Nominee”).

WHEREAS, The Stilwell Group and its affiliates are the beneficial owners of shares of common stock (“Common Stock”) of Wayne Savings Bancshares, Inc. (“WAYN”), may solicit proxies to elect one or more nominees to WAYN’s Board of Directors (the “Board”) at the 2017 annual stockholders meeting (the “Meeting”), and wish to nominate Nominee for election to the Board at the Meeting;

WHEREAS, Nominee desires and agrees to be nominated for and to sit on the Board if elected at the Meeting for a term to expire at the 2020 annual stockholders meeting and until his respective successor is duly elected and qualified;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       Nominee hereby agrees to have his name placed in nomination by The Stilwell Group as its nominee for election to the Board, and for that purpose, understands and agrees that The Stilwell Group will solicit proxies from stockholders to cause Nominee to be elected. Simultaneously with the execution of this Agreement, Nominee shall deliver his written consent to The Stilwell Group to be named in The Stilwell Group’s proxy statement and to serve as a director of WAYN if elected, a copy of which is attached hereto as Exhibit A. Nominee understands that The Stilwell Group retains the right to determine whether Nominee will be its alternate or actual nominee and will so advise Nominee of its determination prior to the solicitation of proxies. Nominee understands that an alternate nominee may become the actual nominee if the actual nominee does not stand for election.

2.       Nominee hereby represents and warrants to The Stilwell Group that he has executed and delivered to The Stilwell Group a Confidential Director Questionnaire and hereby certifies that the contents thereof are true and correct and that he will promptly notify The Stilwell Group of any change in such contents.

3.        Nominee hereby represents and warrants to The Stilwell Group that he will not acquire, directly or indirectly, any WAYN Common Stock, whether beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) or of record, from the date hereof until the conclusion of the Meeting and that he has notified all business partners, associates, family members and other entities or individuals with which he might share such

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beneficial ownership of WAYN Common Stock that no WAYN Common Stock may be purchased during such time.

4.       The Stilwell Group agrees to reimburse all of Nominee’s actual out-of-pocket expenses incurred in connection with the nomination process until the conclusion of the Meeting, including telephone, postage, and travel.

5.       Nominee and The Stilwell Group agree that in the event Nominee is elected as a director of WAYN, nothing in this Agreement shall be construed as affecting Nominee’s ability to act independently with respect to his responsibilities and decisions as a director which shall be governed by applicable law and subject to Nominee’s fiduciary duty to the stockholders of the Company.

6.       The Stilwell Group hereby indemnifies and holds Nominee harmless for all damages and expenses incurred in connection with agreeing to have his name placed in nomination and to have proxies solicited in order to elect him to the Board (the “Solicitation”); provided, however, that Nominee will not be entitled to indemnification for claims arising from his gross negligence, willful misconduct, intentional and material violations of law, criminal actions or material breach of the terms of this Agreement; provided further, that upon his becoming a director of WAYN, this indemnification shall not apply to any claims made against him in his capacity as a director of WAYN. This indemnification will include any and all losses, liabilities, damages, demands, claims, suits, actions, judgments, or causes of action, assessments, costs and expenses, including, without limitation, interest, penalties, reasonable attorneys’ fees, and any and all reasonable costs and expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, any civil, criminal, administrative or arbitration action, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation asserted against, resulting, imposed upon, or incurred or suffered by Nominee, directly or indirectly, as a result of or arising from the Solicitation and any related transactions (each, a “Loss”). In the event of a claim against Nominee or the occurrence of a Loss, Nominee shall give The Stilwell Group notice thereof no later than ten (10) days after Nominee has knowledge of such claim or Loss (provided that failure to promptly notify The Stilwell Group shall not relieve it from any liability which it may have on account of this Section 6, except to the extent it shall have been materially prejudiced by such failure). The Stilwell Group retains the sole right to select and retain counsel for Nominee and shall reimburse Nominee for all Losses suffered as provided herein.

7.       The obligations of The Stilwell Group under this Agreement are contingent upon The Stilwell Group’s determination, in its sole discretion, after final completion of a due diligence review of Nominee’s background, that Nominee is a suitable candidate for the Board.

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8.        Nominee understands that this Agreement may be publicly disclosed by The Stilwell Group.

/s/ Megan Parisi
Megan Parisi on behalf of The Stilwell Group

/s/ Mark D. Alcott
Mark D. Alcott, Nominee

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EXHIBIT A

CONSENT OF PROPOSED NOMINEE

I, Mark D. Alcott, hereby consent to be named and described as a nominee for election as a director of Wayne Savings Bancshares, Inc. (“WAYN”), in the proxy statement and other related written materials and public filings of Stilwell Activist Investments, L.P., Stilwell Activist Fund, L.P., Stilwell Value Partners VII, L.P., and Stilwell Partners, L.P., and their respective affiliates (“The Stilwell Group”) to be used in connection with The Stilwell Group’s solicitation of proxies from the stockholders of WAYN, for use in voting at the 2017 annual meeting of stockholders of WAYN (the “Annual Meeting”), and I hereby consent and agree to serve as a director of WAYN if elected at the Annual Meeting.

/s/ Mark D. Alcott
Mark D. Alcott

Dated: January 4, 2017

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SCHEDULE A

On March 16, 2015, Stilwell Value LLC and Joseph Stilwell consented to the entry of an administrative SEC order (the “Order”) that, among other things, (1) alleged violations of Sections 206(2), 206(4) and 207 of the Investment Advisers Act of 1940 and Rules 206(4)-7 and 206(4)-8 promulgated thereunder for failing to adequately disclose certain conflicts of interest presented by inter-fund loans between certain private investment partnerships managed by Stilwell Value LLC and/or Joseph Stilwell, (2) required Stilwell Value LLC and Joseph Stilwell to cease and desist from committing future violations of the provisions charged, (3) censured Stilwell Value LLC, (4) for a period of twelve months from entry of the Order, suspended Joseph Stilwell from association with any broker, dealer, investment adviser, municipal securities dealer, municipal advisor, transfer agent, or nationally recognized statistical rating organization, (5) imposed upon Stilwell Value LLC the obligation to (i) repay $193,356 in management fees (plus prejudgment interest of $45,801), (ii) pay a $250,000 civil money penalty, (6) imposed a $100,000 civil money penalty upon Joseph Stilwell, and (7) required Stilwell Value LLC to retain an independent monitor for three years to review and assess, on an on-going basis, the adequacy of certain policies, procedures, controls, and disclosures. No investor suffered monetary loss from the alleged conduct. All of the penalty and repayment obligations in the Order have been fully discharged.